SEI INSTITUTIONAL INVESTMENTS TRUST

U.S. Managed Volatility Fund
Emerging Markets Debt Fund
(the "Funds")

Supplement Dated September 18, 2024
to the Prospectus (the "Prospectus"), dated September 30, 2023, as amended on November 8,
2023, November 30, 2023, December 18, 2023, January 8, 2024, January 18, 2024, May 1,
2024, May 6, 2024, May 20, 2024, May 21, 2024, August 30, 2024 and September 13, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Changes to the Fees and Expenses of the U.S. Managed Volatility Fund

In the Fund Summary for the U.S. Managed Volatility Fund, the information under the "Fees and Expenses" and "Example" headings is hereby deleted in its entirety and is replaced with the following:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.62%*

*  Expenses have been restated to reflect current expenses. Consequently, the Fund's Total Annual Fund Operating Expenses will differ from the numbers shown in the Fund's financial statements (or the "Financial Highlights" section in the prospectus).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
U.S. Managed Volatility Fund—Class A Shares	$63	$199	$346	$774

There are no other changes to the Fees and Expenses of the U.S. Managed Volatility Fund.

Changes to the Fees and Expenses of the Emerging Markets Debt Fund

In the Fund Summary for the Emerging Markets Debt Fund, the information under the "Fees and Expenses" and "Example" headings is hereby deleted in its entirety and is replaced with the following:

This table describes the fees and expenses that you may pay if you buy, hold, and sell Fund shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and examples below.
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.71%*

*  Expenses have been restated to reflect current expenses. Consequently, the Fund's Total Annual Fund Operating Expenses will differ from the numbers shown in the Fund's financial statements (or the "Financial Highlights" section in the prospectus).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund—Class A Shares	$73	$227	$395	$883

There are no other changes to the Fees and Expenses of the Emerging Markets Debt Fund.

Changes to the Advisory Fees of the Funds

In the section titled "Sub-Advisers," the text preceding the second table and the information relating to the Emerging Markets Debt Fund in the second table are hereby deleted and both are replaced with the following:

In addition, for the current fiscal year (ending May 31, 2025), SIMC is expected to receive investment advisory fees, as a percentage of each of the U.S. Managed Volatility and Emerging Markets Debt Funds' average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
U.S. Managed Volatility Fund*	0.58%	0.18%
Emerging Markets Debt Fund**	0.62%	0.38%

*  Effective September 1, 2024, the Contractual Advisory Fee was lowered from 0.65% to 0.55%.

**  Effective September 1, 2024, the Contractual Advisory Fee was lowered from 0.65% to 0.60%.

Changes to the Fee Waiver Disclosure

In the same section, in the sub-section titled "Information About Fee Waivers," the text preceding the second table and the information relating to the Emerging Markets Debt Fund in the second table are hereby deleted and both are replaced with the following:

The Investment Advisory Fee was lowered for the U.S. Managed Volatility, Emerging Markets Equity and Emerging Markets Debt Funds, and, accordingly, the prior contractual fee waiver arrangements that were previously in place for the Emerging Markets Equity and Emerging Markets Debt Funds were not renewed. As such the Funds' total annual operating expenses for the current fiscal year are expected to be as follows:

Fund Name—Class A Shares	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
U.S. Managed Volatility Fund*	0.62%	0.20%	0.20%
Emerging Markets Debt Fund**	0.71%	0.43%	0.43%

*  Effective September 1, 2024, the Contractual Advisory Fee was lowered to 0.55%.

**  Effective September 1, 2024, the Contractual Advisory Fee was lowered to 0.60%.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1548 (09/24)